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                                                                   EXHIBIT 10.18


DATED                                                                       1999
================================================================================







                            (1) SPENCER HOLDINGS PLC

                                     - and -

                           (2) STARTEK EUROPE LIMITED







              ----------------------------------------------------
               COUNTERPART/
                                      LEASE
                                   relating to

               Units A and D Sovereign Park, Brenda Road,
                                   Hartlepool

              ----------------------------------------------------

           Commencing                                         1 May 1998
           Term of years                                              15
           Expires                                         30 April 2013






================================================================================

                                    CONTENTS



1. PARTICULARS................................................................................................1

2. DEFINITIONS AND INTERPRETATION.............................................................................2

    2.1 Definitions...........................................................................................2

    2.2 Interpretation........................................................................................5

3. DEMISE RENT AND RENT REVIEW................................................................................7

    3.1 Demise and Rent.......................................................................................7

    3.2 Rent Review...........................................................................................7

4. TENANT'S COVENANTS........................................................................................12

    4.1 Rent.................................................................................................12

    4.2 Outgoings............................................................................................12

    4.3 Interest on Arrears..................................................................................13

    4.4 Service Charge.......................................................................................13

    4.5 Repairs..............................................................................................14

    4.6 Decoration...........................................................................................15

    4.7 Alterations..........................................................................................16

    4.8 Entry................................................................................................17

    4.9 Use..................................................................................................18

    4.10 Alienation..........................................................................................19

    4.11 Registration of Documents...........................................................................24

    4.12 Compliance with Statutes............................................................................24

    4.13 Planning/Environmental Matters......................................................................25

    4.14 Easements...........................................................................................27

    4.15 Notifications.......................................................................................27

    4.16 Defects.............................................................................................27

    4.17 Fire Fighting.......................................................................................28


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


    4.18 Advertisements/Aerials..............................................................................28

    4.19 Notice Boards.......................................................................................28

    4.20 Expenses............................................................................................29

    4.21 New Guarantor.......................................................................................30

    4.22 Indemnity...........................................................................................30

    4.23 Yield up............................................................................................31

    4.24 VAT.................................................................................................31

    4.25 Observe Covenants...................................................................................32

5. LANDLORD'S COVENANT.......................................................................................32

6. INSURANCE.................................................................................................32

    6.1 Landlord's Obligations...............................................................................32

    6.2 Tenant's Obligations.................................................................................33

    6.3 Abatement of Rent....................................................................................35

    6.4 Commissions..........................................................................................35

7. PROVISOS..................................................................................................36

    7.1 Forfeiture...........................................................................................36

    7.2 Exclusion of Use Warranty............................................................................37

    7.3 VAT..................................................................................................37

    7.4 Service of Notices...................................................................................37

    7.5 Development of Neighbouring Premises.................................................................37

    7.6 Compensation.........................................................................................38

    7.7 Implied Easements....................................................................................38

    7.8 Disputes with Adjoining Occupiers....................................................................38

    7.9 Tenant's Effects.....................................................................................38

    7.10 Landlord's Liability................................................................................39

    7.11 No Waiver...........................................................................................39

    7.12 Jurisdiction........................................................................................40


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

    7.13 Status of Lease.....................................................................................40

    7.14 Stamp Duty..........................................................................................40

8. TENANT'S OPTIONS TO DETERMINE.............................................................................40

9. SURRENDER.................................................................................................41

10. TENANT'S OPTION TO ACQUIRE REVERSIONARY LEASE............................................................42

SCHEDULE  1..................................................................................................45

    Part 1...................................................................................................45

    (Premises)...............................................................................................45

    Part 2...................................................................................................45

    (Easements and rights granted)...........................................................................45

    Part 3...................................................................................................46

    (Exceptions and reservations)............................................................................46

    Part 4...................................................................................................47

    (Matters to which the Premises are subject)..............................................................47

SCHEDULE 2...................................................................................................47

    Guarantee provisions.....................................................................................47

SCHEDULE 3...................................................................................................49

    Requirements of authorised guarantee agreement...........................................................49

SCHEDULE 4...................................................................................................51

    Part 1...................................................................................................51

    ("Service Charge").......................................................................................51

    Part 2...................................................................................................54

    ("Services").............................................................................................54




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LEASE dated and delivered                                                   1999

BETWEEN: the Landlord and the Tenant named in the Particulars hereunder

WITNESSES as follows:-

1.      PARTICULARS

        LANDLORD:                              SPENCER HOLDINGS PLC (company
                                               number 1204931 England) whose
                                               registered office is at Suite 328
                                               The Corn Exchange Building,
                                               Fenwick Street, Liverpool L2 7RB

        TENANT: STARTEK EUROPE LIMITED (company number FC017227 England) whose registered office is at 100
                                               Garfield Street Fourth Floor
                                               Denver Colorado 80206 whose
                                               address for service in England
                                               and Wales is Unit A Sovereign
                                               Park Brenda Road Hartlepool

        PREMISES:                              the premises shortly known as
                                               Units A and D Sovereign Park
                                               Brenda Road Hartlepool

        CONTRACTUAL TERM:                      15 years from and including 1 May
                                               1998

        RENT COMMENCEMENT DATE:                1 May 1998

        INITIAL RENT:                          One hundred and six thousand
                                               pounds ((pound)106,000) per annum
                                               (exclusive of VAT)

        REVIEW DATE:                           1 May 2008

        PERMITTED USE:                         any use within Classes B1, B2 or
                                               B8 of the Schedule to the Town
                                               and Country Planning (Use
                                               Classes) Order 1987
                                               (notwithstanding any amendment or
                                               revocation of such Order whenever
                                               made)



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2.       DEFINITIONS AND INTERPRETATION

2.1      DEFINITIONS

         In this Lease wherever the context so admits the following expressions shall have the following meanings respectively:-

         2.1.1     "1995 ACT" means the Landlord and Tenant (Covenants) Act 1995

         2.1.2 "ADDITIONAL PREMISES" means the premises shown for the purpose of identification only edged green on the Plan or any part or parts thereof

         2.1.3 "ACCESS ROAD" means the roads shown coloured yellow on the Plan

         2.1.4 "APPROVAL DATE" means in relation to an application to the Landlord for consent hereunder the date on which such consent is formally granted in writing

         2.1.5 "CONDUITS" means all wires pipes sewers drains cables ducts shafts gullies flues gutters watercourses soakaways and other like conducting media of whatsoever nature (including all meters and other apparatus used in connection with them) which now are or may hereafter during the Perpetuity Period be laid

         2.1.6 "DECORATE" means to paint repaper or otherwise treat as the case may be all surfaces usually or requiring to be so treated having first prepared such surfaces by stripping off and priming as may be necessary and to wash down all washable surfaces and to restore point and make good all brickwork where necessary and to grain or varnish any parts usually so protected all decoration being carried out with good quality materials and in a good and workmanlike manner and where painting is involved three coats being applied to the outside and two coats to the inside

         2.1.7 "ENVIRONMENTAL PROTECTION ACT" means the Environmental Protection Act 1990 and any Act or Acts amending replacing or modifying such Act for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force



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         2.1.8     "ESTATE" means the Landlord's estate shown for the purpose of identification only edged blue on the Plan (but excluding the area shown hatched blue on the Plan) or such greater or lesser area as may be determined by the Landlord from time to time

         2.1.9 "GROUP COMPANY" means a company which is a member of the same group of companies as the Tenant (as defined in Section 42 of the Landlord and Tenant Act 1954 (as amended))

         2.1.10 "GUARANTOR" means the party (if any) stated as such in the Particulars and includes the personal representatives of the Guarantor and any other person who may from time to time guarantee all or any of the Tenant's obligations under this Lease

         2.1.11 "INSURED RISKS" means loss or damage by or in consequence of fire storm tempest lightning explosion flood earthquake aircraft and other aerial devices and things dropped therefrom (in time of peace) impact by road vehicles riot civil commotion malicious damage bursting and overflowing of water tanks apparatus and pipes and such other risks as the Landlord shall insure against from time to time (subject in all cases to such excesses exclusions and limitations as may be imposed by the insurers or underwriters with whom such insurance is placed) except always such risks as cannot reasonably be insured by the Landlord on satisfactory terms or as the Landlord's insurers or underwriters have refused to insure

         2.1.12 "LANDLORD" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term (being at the date hereof the party stated as such in the Particulars)

         2.1.13 "LANDLORD'S SURVEYOR" means any person appointed by or acting for the Landlord including an employee of the Landlord to perform the function of a surveyor for any purposes of this Lease

         2.1.14 "LEASE" means this Lease (including any Schedule hereto) and any document which is supplemental hereto or which is collateral herewith


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                   or which is entered into pursuant to or in accordance with the terms hereof


         2.1.15 "LETTING UNIT" means one of the four units comprising part of the Premises and marked "I", or "II" or "III" or "IV" on the Plan

         2.1.16 "LOSS OF RENT" means loss of three years rent of the Premises (including proper allowances for increases in rent pursuant to the provisions for rent review herein contained)

         2.1.17    "PARTICULARS" means the particulars in Clause 1

         2.1.18 "PERMITTED USE" means the use stated as such in the Particulars

         2.1.19 "PERPETUITY PERIOD" means the period of eighty years commencing on the date of this Lease being the perpetuity period for the purposes of Section 1 of the Perpetuities and Accumulations Act 1964 applicable to this Lease

         2.1.20    "PLAN" means the plan or plans annexed hereto

         2.1.21 "PLANNING ACTS" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and any Act or Acts amending replacing or modifying any of such Acts for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force

         2.1.22 "PREMISES" means the land and premises so stated in the Particulars and as more particularly described in Part 1 of
                   Schedule 1 and each and every part thereof together with the appurtenances thereto belonging and together also with any buildings and erections and each and every part thereof now or hereafter erected or in the course of erection thereon or on any part thereof together with all additions alterations and improvements thereto which may be carried out during the Term and




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                   shall also include all landlord's fixtures and fittings from time to time in and about the same

         2.1.23 "RENT COMMENCEMENT DATE" means the date stated as such in the Particulars

         2.1.24 "RENT DAYS" means 25 March 24 June 29 September and 25 December in each year and "RENT DAY" shall mean any of such days as the context requires

         2.1.25    "SERVICE CHARGE" shall have the meaning ascribed thereto in
                   Schedule 4

         2.1.26 "STIPULATED RATE" means in relation to interest the rate per annum of four per centum above the base rate from time to time of Barclays Bank Plc (or where such base rate is not quoted over such other rate as would in the reasonable opinion of the Landlord be the nearest equivalent thereto if such base rate were quoted)

         2.1.27 "TENANT" means the party stated as such in the Particulars and shall include such party's successors in title to this Lease

         2.1.28 "TERM" means the Contractual Term together with any continuation or extension thereof (whether statutory or by the Tenant holding over or for any other reason)

         2.1.29 "VAT" means value added tax or any tax of a similar nature that may be substituted for it or levied in addition to it

2.2      INTERPRETATION

         In this Lease unless there be something in the subject or context inconsistent therewith:-

         2.2.1 Where the expressions "the Tenant" or "the Guarantor" (if any) include two or more persons they shall include the plural number and obligations expressed or implied to be made by or with any of such persons shall be deemed to be made by or with such persons jointly and severally




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         2.2.2     Any covenant by the Tenant not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted to be done as the case may be

         2.2.3 Any reference to parting with possession shall be deemed to include sharing possession and any occupation whatsoever by a licensee

         2.2.4 Any reference in this Lease to the Landlord's consent shall include where necessary the consent of both the Landlord and all superior landlords (if any)

         2.2.5 Any references to a right exercisable by the Landlord shall include where necessary the exercise of such right by all superior landlords (if any) and all persons authorised by the Landlord or any superior landlord

         2.2.6 Any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any order instrument plan regulation permission or direction made or issued thereunder or deriving validity therefrom

         2.2.7 Words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall include the other or others of such genders

         2.2.8 The clause and paragraph headings and the index are for convenience only and shall not affect the construction of this Lease

         2.2.9 For the avoidance of any doubt expressions used in the Particulars shall have the same meanings when used elsewhere in this Lease

         2.2.10 Any reference to a clause subclause paragraph or schedule shall be a reference to the clause subclause or paragraph of or schedule to this Lease so numbered




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3.       DEMISE RENT AND RENT REVIEW

3.1      DEMISE AND RENT

         In consideration of the rents hereinafter reserved and of the covenants and conditions hereinafter contained the Landlord hereby demises unto the Tenant all that the Premises together with so far as the Landlord can grant the same the rights (if any) contained or referred to in Part 2 of Schedule 1 except and reserving as provided in Part 3 thereof to hold the same subject to and (insofar as the Landlord has the power to grant the same) with the benefit of the matters (if any) referred to in
         Part 4 of that Schedule unto the Tenant for the Contractual Term yielding and paying therefor unto the Landlord yearly during the Term and so in proportion for any less period than a year without any deduction FIRST the clear yearly rent (exclusive of VAT) ascertained in accordance with Clause 3.2 such rent (if the Landlord so requires) to be paid by banker's standing order direct debit or other accepted means for the transmission of money which the Landlord may from time to time reasonably nominate by equal quarterly payments in advance on the four Rent Days in every year the first payment (for the period beginning on the Rent Commencement Date and ending on the day preceding the next succeeding Rent Day and calculated by multiplying the said yearly rent by the fraction of which the numerator is the number of days between those dates (both included) and the denominator is 365) to be made on the date hereof SECONDLY by way of additional rent all such monies as shall become payable in accordance with Clause 4.3 THIRDLY by way of additional rent all such monies as shall become payable in accordance with Clause 4.4 FOURTHLY by way of additional rent on demand all such monies as shall become payable in accordance with Clause 6.2.1 and FIFTHLY by way of additional rent all other amounts (including VAT) payable to the Landlord under this Lease

3.2      RENT REVIEW

         The yearly rent referred to in Clause 3.1 shall be ascertained as follows:-

         3.2.1     Until 30 April 1999 such yearly rent shall be the Initial
                   Rent

         3.2.2 From and including 1 May 1999 up to and including 30 April 2003 such yearly rent shall be the sum of one hundred and forty six thousand pounds ((pound)146,000) (exclusive of VAT)



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         3.2.3     From and including 1 May 2003 up to and including 30 April
                   2008 the yearly rent shall be the sum of two hundred and nineteen thousand pounds ((pound)219,000) (exclusive of VAT)

         3.2.4 From the Review Date such yearly rent shall be a rent equal to the rent previously hereby reserved immediately prior to the Review Date or such revised rent ("REVISED RENT") as may be ascertained as hereinafter provided whichever be the greater 3.2.5 The Revised Rent payable from the Review Date may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the Review Date at the option of the Landlord either by an arbitrator or by an independent valuer (acting as an expert and not as an arbitrator) such arbitrator or valuer to be a partner in a principal firm of Chartered Surveyors who is experienced in the letting and valuation of premises comparable with the Premises and to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant made not earlier than six months before the Review Date and so that in the case of such arbitration or valuation the Revised Rent to be awarded or determined by the arbitrator or valuer shall be such as he shall decide should be the Open Market Rent at the Review Date

         3.2.6 For the purposes of this Clause 3.2 "OPEN MARKET RENT" means the best yearly rent (exclusive of any VAT chargeable thereon) at which the Premises might reasonably be expected to be let on the Review Date in the open market by a willing landlord to a willing tenant (which shall include the Tenant) with vacant possession or with the benefit of any sub-tenancies (whichever shall produce the greater rental value) and without payment of a fine or premium for a term commencing on the Review Date equal to the then unexpired residue of the Term or ten years (whichever shall be the longer) and in all other respects on the terms and conditions of this Lease (other than the amount of rent but including the






                                       8
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                   provisions for rent review at five yearly intervals) assuming
                   (if not facts):-

                   3.2.6.1 that the Premises are ready fit and available for immediate occupation and use fitted out to the requirements of the willing tenant and ready for trading and that if the Premises or any part thereof shall have been destroyed or damaged the same have or has been fully restored

                   3.2.6.2 that rent commences to be payable on the Review Date and that at such date the willing tenant has already enjoyed the benefit of any rent free period or other rental concession or incentive which on a new letting with vacant possession might be granted to an incoming tenant in respect of the carrying out by such incoming tenant of fitting out works to the Premises

                   3.2.6.3 that the covenants herein contained on the part of the Landlord and the Tenant have been fully performed and observed

                   3.2.6.4 that no work has been carried out to the Premises whether by the Tenant or any other person which has reduced the lettable floor area of the Premises or has otherwise diminished the rental value of the Premises

                   3.2.6.5 that the willing tenant is a taxable person for the purposes of the legislation relating to VAT and is able to recover all input tax paid by it as a credit against output tax or otherwise there being disregarded:-

                   3.2.6.6 the fact that the Tenant its sub-tenants or their respective predecessors in title have been in occupation of the Premises





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                   3.2.6.7   any goodwill attached to the Premises by reason of
                             the carrying on thereat of the business of the Tenant its sub-tenants or their respective predecessors in title

                   3.2.6.8 any effect on the rental value of the Premises attributable to the existence at the Review Date of any improvement to the Premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by and at the sole cost of the Tenant its sub-tenants or their respective predecessors in title during the Term or during any period of occupation prior thereto arising out of an agreement to grant the Term being an improvement which is completed not more than 10 years before the Review Date

                   3.2.6.9 any effect on rental value of any obligation of the Tenant to remove alterations or to restore or reinstate the Premises

         3.2.7 In case the Revised Rent is determined by arbitration the arbitration shall be conducted in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof for the time being in force and it is the intention of the parties that the arbitrator appointed shall be entitled to make an interim award and shall make a reasoned final award

         3.2.8 In case the Revised Rent is determined by a valuer as aforesaid

                   3.2.8.1 the fees and expenses of the valuer including the cost of his appointment shall be borne as the valuer shall direct

                   3.2.8.2 the valuer shall afford to each of the parties hereto an opportunity to make representations in writing to him and

                   3.2.8.3 if the valuer shall die delay or become unwilling or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his




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

                             absolute discretion think fit he may by writing discharge the valuer and appoint another in his place

         3.2.9 When the amount of any rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart thereof

         3.2.10 If the Revised Rent payable on and from the Review Date has not been agreed by the Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the Revised Rent being ascertained the Tenant shall forthwith pay to the Landlord a sum equal to the difference between rent at the rate of the Revised Rent in respect of the period commencing on the Review Date and ending on the day preceding the Rent Day immediately following such ascertainment and rent actually paid by the Tenant in respect of such period together with interest at the Stipulated Rate on each instalment of such difference from the date on which each instalment would have been payable (had the rent review been determined by the Review Date) until actual payment and for this purpose the Revised Rent shall be deemed to have been ascertained on the date when the same has been agreed between the parties or as the case may be the date of the award of the arbitrator or of the determination by the valuer

         3.2.11 If at the Review Date by reason or in consequence of any legislation for the time being in force it shall not be possible to review the rent payable hereunder in accordance with the terms of this Lease or there shall be some restriction on the right of the Landlord to demand or to accept payment of the full amount of the rent for the time being payable under this Lease then on each occasion that such legislation is revoked relaxed or modified the Landlord shall be entitled to give to the Tenant written notice calling for a review of the rent payable hereunder as from the date of service of such notice on the Tenant (or such later date as may be specified therein) in the manner hereinbefore provided for and the provisions of this Clause
                   3.2 shall apply (mutatis mutandis) as if the date






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

                   of service of such notice on the Tenant (or such later date as may be specified therein) is a Review Date hereunder

         3.2.12    For the avoidance of any doubt

                   3.2.12.1 time shall not be of the essence for the purposes of this Clause 3.2 and

                   3.2.12.2 under no circumstances shall the rent payable from and including the Review Date be less than the rent hereby reserved immediately prior to the Review Date there being disregarded for this purpose any abatement of rent pursuant to Clause 6.3 and any such legislation or restriction as is referred to in Clause 3.2.11 in force at the Review Date

4.       TENANT'S COVENANTS

         The Tenant hereby covenants with the Landlord as follows:-

4.1      RENT

         To pay the several rents reserved by this Lease at the times and in manner aforesaid together with any interim rent or rents at any time agreed or ordered without any deduction or set off

4.2      OUTGOINGS

         4.2.1 To bear pay and discharge and indemnify the Landlord against all existing and future rates taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary parochial local or of any other description and whether or not of a capital or non-recurring nature which are now or may at any time hereafter during the Term be charged levied assessed or imposed upon or payable in respect of the Premises or any part thereof or upon any owner or occupier or other person interested in respect thereof except only taxation (other than VAT) assessed upon the Landlord in respect of its revenue derived from its reversionary interest in the Premises or any dealing by it therewith PROVIDED THAT if any of such rates or taxes








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

                   and other outgoings as set out in this Clause 4.2 are or at any time during the Term charged assessed or imposed in respect of the Premises in common with other premises and not separately the Tenant will on demand pay to the Landlord a due proportion thereof calculated on a pro rata basis on a ratio of the floor area of the Premises to the lettable floor area assessed to be determined by the Landlord (whose decision shall be final and binding on the Tenant) and will be recoverable as rent and arrears

         4.2.2 If the Landlord shall suffer any loss of rating relief which may be applicable to empty premises after the end of the Term by reason of such relief being allowed to the Tenant in respect of any period before the end of the Term to make good such loss to the Landlord

         4.2.3 To be solely responsible for and promptly to pay all costs and charges for water gas electricity telephone and any other services used or consumed in the Premises including all meter rents and standing charges but so that the Landlord shall not be responsible for any interruption or failure in the supply of any such services

4.3      INTEREST ON ARREARS

         If and whenever the Tenant shall fail to pay the rents or any other monies due under this Lease on the due date (whether formally demanded or not) or the Landlord shall with good reason refuse to accept the same then (without prejudice to any other right or remedy of the Landlord including the right of re-entry hereinafter contained) the Tenant shall pay to the Landlord (whether formally demanded or not) interest at the Stipulated Rate on such rents or other monies as the case may be from the date when the same became due until payment thereof (as well after as before judgment)

4.4      SERVICE CHARGE

         To pay to the Landlord the Service Charge in accordance with Schedule 4






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4.5      REPAIRS

         4.5.1 At all times during the Term to keep and maintain the Premises in good and substantial repair and condition (damage by the Insured Risks excepted save to the extent that payment of any insurance monies is withheld by reason of or arising out of any act omission neglect or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees) Provided always that the Tenant shall not be liable to remedy any by inherent defect in the Premises

         4.5.2 To keep in good and safe repair all Conduits exclusively serving the Premises and to indemnify the Landlord against all liability howsoever arising from any failure to repair or the misuse or overloading of any Conduits serving the Premises

         4.5.3 To maintain in good and serviceable repair and condition the Landlord's fixtures and fittings and all apparatus plant machinery and equipment (including but without prejudice to the generality of the foregoing any lifts or lift shafts and any heating or air conditioning systems and any sprinkler system) in or upon the Premises and to replace such of them as may become worn out lost unfit for use or destroyed by substituting others of a like or more modern nature and of good quality and if the Landlord shall at any time so require to enter into agreements upon terms first approved in writing by the Landlord with the manufacturers thereof or with approved maintenance contractors for the regular inspection and servicing of the same

         4.5.4 To remedy any breach of covenant and to repair and make good all defects decays and wants of repair in respect of the Premises of which notice in writing shall be given by the Landlord to the Tenant and for which the Tenant may be liable hereunder within one calendar month after the giving of such notice provided that in the case of default by the Tenant it shall be lawful for (but not obligatory upon) the Landlord (but without prejudice to the right of re-entry hereinafter contained or other rights of the Landlord with regard thereto) to enter upon the Premises and remedy the breach and/or make good such defects decays and wants of repair and the cost thereof and all expenses (including surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

         4.5.5 To keep the Premises clean and in a neat and tidy condition and keep all rubbish and waste in enclosed receptacles on the Premises or where the Landlord directs and to empty the same at least once a week

         4.5.6 To clean as often as may be requisite the inside and outside of the window panes and frames of the Premises

         4.5.7 To forthwith and in any event within three months from the date hereof upgrade all of the existing lighting to the office areas within the Premises in a good and workmanlike manner and according to all relevant codes of practice and to the satisfaction of the Landlord.

4.6      DECORATION

         4.6.1 As often as may be necessary and in any event not less often than once in every third year of the Term and also in the last three months thereof howsoever determined to Decorate in a tint or colour to be approved by the Landlord's Surveyor the outside of the Premises

         4.6.2 As often as may be necessary and in any event not less often than once in every fifth year of the Term and also in the last three months thereof howsoever determined and in such last three months in a tint or colour to be approved by the Landlord's Surveyor to Decorate the inside of the Premises

         4.6.3 So often as may be necessary but not less often than in every tenth year of the Term and also in the last year thereof howsoever determined to have professionally treated in accordance with the best approved manner for cleansing preserving and protecting the same all the external surfaces of the Premises and all additions thereto

4.7      ALTERATIONS

         4.7.1 Not to erect any new building or structure on the Premises nor to cut injure maim remove or alter any of the roofs load-bearing walls columns floors timbers stanchions beams supports girders or other structural parts of the Premises nor to merge the Premises with any adjoining premises nor to make any alteration or addition (whether structural or non-structural) to the exterior of the Premises or to the external appearance of the Premises nor to make any internal non-structural alteration or addition whatsoever of in or to the Premises except

                   4.7.1.1 with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed)

                   4.7.1.2 subject to such terms and conditions (including provision for reinstatement at the Tenant's cost on the expiration or sooner determination of the Term) as the Landlord may require

                   4.7.1.3 in accordance with drawings and specifications previously submitted in triplicate to and approved in writing by or on behalf of the Landlord (such approval not to be unreasonably withheld or delayed) and

                   4.7.1.4 after having obtained and supplied to the Landlord copies of all requisite consents licences and permissions for the carrying out of such works from any local public or other authority or body and after the Landlord shall have notified the Tenant in writing that the same are satisfactory to it (such notification not to be unreasonably withheld or delayed)

         4.7.2 Not to make or carry out any alteration addition or extension to any of the water gas electricity and other public utility service systems serving the Premises except with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and in accordance with the relevant codes of practice of the statutory undertaker concerned and to supply to the Landlord upon request an adequate drawing or drawings showing the actual position of all pipes wires cables and other services within the Premises installed amended or extended by the Tenant

         4.7.3 In the event of the Tenant failing to observe this covenant it shall be lawful for the Landlord and its agents or surveyors with or without workmen and others and all persons authorised by the Landlord with any necessary materials and appliances to enter upon the Premises and remove any alterations or additions and execute such works as may be necessary to restore the Premises to their former state and the cost thereof and all expenses (including surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

4.8      ENTRY

         To permit the Landlord and its agents and all persons authorised by them with or without workmen and appliances at all reasonable times to enter the Premises

         4.8.1     to examine the state of repair and condition thereof

         4.8.2 to check and take inventories of the Landlord's fixtures and fittings and the plant machinery and equipment therein

         4.8.3     to repair and maintain the Premises

         4.8.4 to repair and maintain or execute any work upon any adjoining or neighbouring premises belonging to the Landlord or to cleanse empty repair or renew any Conduits serving or belonging to the same or to construct any building or other erection on such adjoining or neighbouring premises or for the provision of any of the Services referred to in Schedule 4 all physical damage occasioned thereby to the Premises being made good as soon as reasonably possible

         4.8.5 for any other purpose (including measurement and inspection in relation to any rent review hereunder or any renewal of this Lease) connected with the interest of the Landlord in the Premises or any dealing therewith or

         4.8.6     to exercise the rights herein excepted and reserved

4.9      USE

         4.9.1 Subject always to the following provisions of this Clause 4.9 not to use the Premises otherwise than for the Permitted Use and in accordance with the requirements and conditions of any planning permission authorising such use from time to time

         4.9.2 Not to do on the Premises anything which may be illegal or immoral or a nuisance or annoyance or cause danger or injury or damage to the Landlord or any tenant or any neighbouring owner or occupier and to pay all costs charges and expenses incurred by the Landlord in abating a nuisance and in executing such works as may be required to abate a nuisance in obedience to any notice served upon the Landlord in respect of or incidental to the Premises or the use thereof

         4.9.3 Not to use the Premises for any noxious noisy or offensive trade or business and not to hold any sale by auction or public show nor keep any live animals or birds on the Premises and not to allow on the Premises anything which is or may become dangerous offensive combustible inflammable radioactive or explosive

         4.9.4 Not to trade or display goods outside the Premises nor to cause any obstruction outside the Premises

         4.9.5 Not to use on the Premises any machine (other than machinery normally associated with the Permitted Use and which where appropriate shall be mounted so as to minimise noise and vibration) without the written consent of the Landlord and not to use on the Premises any machinery or sound reproduction or amplifying equipment which shall be noisy or cause vibration or be a nuisance disturbance or annoyance to the

                   Landlord or the owners and/or occupiers of any adjoining or neighbouring premises

         4.9.6 Not to do anything which imposes any excessive load or strain on the Premises or any part thereof

         4.9.7 Not to suffer or permit any person to reside or sleep on the Premises

         4.9.8 Not to discharge anything into the Conduits serving the Premises which will be corrosive or harmful or which may cause any obstruction or deposit therein

         4.9.9     Not to commit any waste upon or to the Premises

         4.9.10 Not to use the Premises as an office for a government agency or other public authority which would involve the attendance thereat of members of the public for the purpose of seeking employment or enrolling for or collecting any statutory social security health insurance or other benefit payment or applying for or collecting any licence passport certificate or similar document or paying thereat any tax imposition or other financial liability

         4.9.11 If the Premises are continually unoccupied for more than one month to provide security and caretaking arrangements to afford the Premises reasonable protection against vandalism theft or unlawful occupation

         4.9.12 To keep the Premises at a temperature sufficiently high to prevent freezing of water in any Conduits

         4.9.13 Not to use any parking spaces which the Tenant is entitled to use otherwise than for parking cars

4.10     ALIENATION

         4.10.1    Not to assign or charge part only of the Premises

         4.10.2 Save for an underletting in accordance with the succeeding provisions of this Clause not to underlet the whole or any part of the Premises or to part with possession of or share occupation of the whole or any part of the Premises and not to permit any person deriving title under the Tenant by way of permitted underlease so to do in respect of the Premises

         4.10.3 Not under any circumstances to create or permit the creation of any interest derived out of this Lease whether mediate or immediate and however remote or inferior

                   4.10.3.1 at a fine or premium or other capital sum (and so that no such fine premium or other capital sum shall be taken)

                   4.10.3.2 except at a rent which is not less than the open market rental value of the Premises or the rent hereby reserved at the time of such underletting (or in the case of an underlease of part only of the Premises a proportionate part thereof) whichever is the higher

                   4.10.3.3 except on terms which prohibit the commutation of rent

                   4.10.3.4 for a term which shall extend beyond a date on which the rent payable under this Lease is to be reviewed unless such underletting shall include provisions approved by the Landlord for rent reviews at the times and in accordance with the terms of this Lease

         4.10.4 Not to assign part with possession or charge the whole of the Premises nor permit any person deriving title under the Tenant so to do without the prior written consent of the Landlord which shall not be unreasonably withheld but so that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 (as amended by the 1995 Act) it is agreed that it shall be reasonable for the Landlord to withhold consent to an assignment of the whole of the Premises unless:-

                   4.10.4.1  the assignee is not a Group Company

                   4.10.4.2 the assignee shall by deed enter into a direct covenant with the Landlord to observe and perform the covenants and provisions of and to pay the rents reserved by this Lease for (subject to the provisions of the 1995
                             Act) the remainder of the Term and a guarantor or guarantors acceptable to the Landlord (if more than one jointly and severally) shall if the Landlord reasonably so requires enter into a covenant and guarantee with and to the Landlord in the terms set out in Schedule 2 as if references therein to the "Tenant" were references to the assignee and

                   4.10.4.3 the Tenant together with any other person in whom the term created by this Lease shall previously have been vested and who has not been released from liability hereunder by virtue of section 11 of the 1995 Act shall by deed enter into an authorised guarantee agreement in respect of the assignee which shall satisfy the requirements set out in
                             Schedule 3 and

                   4.10.4.4 each person who is guarantor of the Tenant under this Lease immediately prior to the assignment shall enter into a guarantee in the same terms (mutatis mutandis) as Schedule 2 in respect of the liability of the Tenant under any authorised guarantee agreement and

                   4.10.4.5 the Tenant permits every rent deposit or other security held by the Landlord immediately prior to the assignment in respect of any liability of the Tenant under this Lease to be held as security for the liability of the Tenant under any authorised guarantee agreement and

                   4.10.4.6 at the Approval Date no rent or other monies are due to the Landlord under this Lease and unpaid and

                   4.10.4.7 the Tenant and/or the assignee complies with such other conditions as the Landlord may reasonably impose

         4.10.5 Subject as aforesaid not to underlet the whole of the Premises or any part thereof (being a part which comprises only a Letting Unit and in circumstances where the Tenant continues to occupy some other part of the Premises which itself comprises a Letting Unit) without the prior written consent of the Landlord (which shall not be unreasonably withheld)

         4.10.6 To procure in the case of any permitted underletting of the Premises (whether mediate or immediate) that on or before the grant of the relevant underlease:-

                   4.10.6.1 the underlessee shall covenant with the Landlord by deed to observe and perform the Tenant's covenants and conditions in this Lease (except the covenant to pay rent) (so far as the same relate to the part of the Premises comprised in the underlease) and those of the underlessee in the relevant underlease

                   4.10.6.2 if the Landlord shall so require a guarantor or guarantors acceptable to the Landlord shall covenant (if more than one jointly and severally) with the Landlord to guarantee the observance and performance by the underlessee of its covenants to be contained in such underlease such guarantee to be given (mutatis mutandis) in the form of the provisions contained in Schedule 2

         4.10.7 To procure that any permitted immediate or mediate underlease contains:-

                   4.10.7.1 covenants by the underlessee with the underlessor prohibiting the underlessee from doing or allowing any act or thing on or in relation to the premises demised by such underlease inconsistent with or in breach of the Tenant's obligations in this Lease

                   4.10.7.2 a condition for re-entry by the underlessor on breach of any covenant by the underlessee

                   4.10.7.3 an absolute prohibition on any further underletting or parting with possession or sharing of occupation of the premises demised by the underlease (save by way of assignment of the whole thereof)

                   4.10.7.4 a prohibition on any assignment of the whole of the premises demised by the underlease without the consent of the Landlord

                   4.10.7.5 an agreement duly authorised by an Order of a Court of competent jurisdiction excluding in relation to that underlease the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 (as amended) or any modification or re-enactment thereof

         4.10.8 To enforce performance by every such underlessee of the covenants and conditions in his underlease and not to release or waive any such covenants or conditions

         4.10.9 To operate and enforce all provisions for the review of rent contained in any underlease but not to agree the amount of any revised rent arising as a result of any such review of rent without the prior written consent of the Landlord (such consent not to be unreasonably withheld)

         4.10.10 Upon every application for consent required by this Clause to disclose to the Landlord such information as to the terms proposed as the Landlord may require

         4.10.11 Not to enter into any variation of the terms of any underlease nor to accept a surrender of the same in respect of part only (as opposed to the whole) of the premises underlet

         4.10.12 Notwithstanding the foregoing provisions of this Clause 4.10 the Tenant shall be entitled without the Landlord's consent to share occupation of the Premises with any Group Company provided that

                   4.10.12.1 no relationship of landlord and tenant is thereby created

                   4.10.12.2 such company vacates the Premises forthwith upon ceasing to be a Group Company and

                   4.10.12.3 the Landlord is notified of the name and address of such company within seven days of the commencement of its occupation

4.11     REGISTRATION OF DOCUMENTS

         4.11.1 Within one month after any assignment or underlease or any transmission or other devolution relating to the Premises or any part thereof to give notice thereof to the Landlord's solicitor and to furnish him with a certified copy of any document relating thereto and to pay to the Landlord's solicitor a reasonable fee (not being less than (pound)30) plus VAT thereon

         4.11.2 To supply to the Landlord on request the names and addresses of any tenant deriving title from the Tenant (whether mediately or immediately) together with details of the rent payable by any such tenant and the other terms of such tenancy

         4.11.3 To supply to the Landlord any details required by the Landlord pursuant to Section 40 of the Landlord and Tenant Act 1954 and to supply the Landlord with full details of any notices given pursuant to Section 25 of the Landlord and Tenant Act 1954 by the Tenant to any sub-tenant and full details of any notices received by the Tenant from any sub-tenant pursuant to Section 26 of the Landlord and Tenant Act 1954

4.12     COMPLIANCE WITH STATUTES

         To comply in all respects with and in a proper and workmanlike manner to execute all works required under the provisions of all statutes for the time being in force and the directions of any competent authority relating to the Premises or any part thereof or the use thereof or anything contained therein or the employment therein of any person or persons and not to do or omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any levy penalty damages compensation costs charges or expenses and to indemnify and keep indemnified the Landlord against all claims demands costs expenses and liability in respect of the foregoing

4.13     PLANNING/ENVIRONMENTAL MATTERS

         4.13.1 Not to apply for planning permission in respect of the Premises without the Landlord's prior written consent (which shall not be unreasonably withheld in respect of any addition or alteration in respect of which the Landlord's consent is not to be unreasonably withheld under the terms of this Lease) and if the Landlord attaches conditions to any such consent not to apply for any planning permission except in accordance with those conditions

         4.13.2 At all times during the Term to comply with the provisions and requirements of the Planning Acts and of any planning permissions (and the conditions thereof) relating to or affecting the Premises or the use thereof or any operations works acts or things carried out executed done or omitted thereon and to keep the Landlord indemnified in respect thereof

         4.13.3 Subject to Clause 4.13.1 as often as occasion requires during the Term at the Tenant's expense to obtain and if appropriate renew all planning permissions and serve all notices required under the Planning Acts for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

         4.13.4 To pay and satisfy any charge imposed under the Planning Acts in respect of the carrying out or maintenance by the Tenant of any such operation or the institution or continuance by the Tenant of any such use as aforesaid

         4.13.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use of the Premises (being an alteration or addition or change of use prohibited by or for which the Landlord's consent is required under this Lease and for which a planning permission is needed) before a planning permission for such alteration addition or change of use has been produced to and acknowledged by the Landlord as satisfactory provided that the Landlord may refuse to express such satisfaction if the period of such permission or anything contained in or omitted from it will in the opinion of the Landlord's Surveyor be likely to prejudice the Landlord's interest in the Premises either during the Term or on or after the expiration or earlier determination of the Term

         4.13.6 Unless the Landlord otherwise directs in writing to carry out and complete before the expiration or earlier determination of the Term any work required to be carried out to the Premises as a condition of any planning permission granted during the Term whether or not the date by which the planning permission requires such works to be carried out is during the Term and any development begun on the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

         4.13.7 When called upon so to do to produce to the Landlord and the Landlord's Surveyor all plans documents and other evidence reasonably required by the Landlord to satisfy itself that the Tenant's obligations in this Clause have been complied with

         4.13.8 Not without the prior written consent of the Landlord to enter into a planning obligation for the purposes of Section 106 of the Town and Country Planning Act 1990

         4.13.9 Where any planning permission is granted subject to conditions involving the carrying out of works upon or change of use of the Premises the Landlord may as a condition of its consent to the carrying out of such works or change of use require the Tenant to provide security for the due compliance with those conditions and no works shall be commenced and no change of use shall be implemented until such security has been provided to the Landlord's satisfaction

         4.13.10 As soon as practicable to notify the Landlord of any order direction proposal or notice under the Planning Acts served on or received by the

                   Tenant or coming to the Tenant's notice which relates to or affects the Premises and to produce to the Landlord if required any such order direction proposal or notice in the Tenant's possession and not to take any action in respect of such order direction proposal or notice without the Landlord's approval

         4.13.11 In relation to any act the commission or omission of which requires any consent licence or other authority under the Environmental Protection Act not to do or omit to do (as the case may be) such act without obtaining such authority and not to apply for such authority without the Landlord's prior written consent

4.14     EASEMENTS

         Not to obstruct any window light or way belonging to the Premises or to any adjoining or neighbouring premises nor acknowledge that any easement or other right for the benefit of the Premises is enjoyed by consent of any other person nor permit any new easement right or encroachment to be made into against or on the Premises and to give immediate notice to the Landlord if any easement right or encroachment against or affecting the Premises shall be made or attempted and at the Landlord's request and the Tenant's cost to adopt such means as may be reasonably required to prevent the same

4.15     NOTIFICATIONS

         Forthwith on receipt of any permission notice order or proposal relating to the Premises or the use or condition thereof given or issued by any governmental local or other public or competent authority to give full particulars thereof to the Landlord and if so required by the Landlord to produce the same to the Landlord and to take all necessary steps to comply therewith and also when requested by the Landlord to make or join with the Landlord in making such objections and representations against or in respect of the same as the Landlord shall deem expedient

4.16     DEFECTS

         Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state or condition of the Premises which would or might give rise to an obligation upon the Landlord to do or refrain from doing any act or thing in order to comply with any duty of care imposed upon the Landlord and to indemnify the Landlord against or in respect of any losses claims actions costs demands or liability arising out of any failure of the Tenant to comply with its obligations under this Lease and at all times to give such notice and display such signs as the Landlord having regard to such duty of care requires to have displayed at the Premises

4.17     FIRE FIGHTING

         To keep the Premises supplied and equipped with all fire fighting and extinguishing appliances from time to time required by law or required by the insurers of the Premises or reasonably required by the Landlord such appliances being kept open to inspection and properly maintained and not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the Premises in case of fire

4.18     ADVERTISEMENTS/AERIALS

         Not without the prior written consent of the Landlord to affix or exhibit any advertisement placard notice or sign either outside the Premises or inside the Premises so as to be seen from the outside nor without such consent to install any flagpole mast or outside satellite receiving dish or television or radio aerial on the Premises and if the Landlord so requires to remove at the end or earlier determination of the Term any item so exhibited or installed making good all damage caused thereby

4.19     NOTICE BOARDS

         To permit the Landlord or its agents to affix upon any suitable part of the Premises a notice board or bill relating to any reletting of the same or to any sale or other dealing with any interest in reversion to this Lease and the Tenant will not remove or obscure the same and will at all reasonable times and on reasonable prior notice permit those authorised by the Landlord in connection with any such reletting sale or other dealing to enter and view the Premises without interruption

4.20     EXPENSES

         To pay to the Landlord on demand and on an indemnity basis all costs charges expenses damages and losses (including but without prejudice to the generality of the foregoing legal costs bailiff's fees and surveyor's fees) incurred by the Landlord in relation to or incidental to or in contemplation of:-

         4.20.1 the preparation and service of a notice under Section 146 of the Law of Property Act 1925 and/or any proceedings relating to the Premises whether under Sections 146 and/or 147 of the Law of Property Act 1925 or otherwise (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Law of Property Act 1925 and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court) and to keep the Landlord fully indemnified against all costs charges expenses claims and demands whatsoever in respect of the said proceedings and the preparation and service of the said notices

         4.20.2 (without prejudice to the generality of the foregoing) the preparation and service of any notice or schedule relating to the repair of the Premises whether served on the Tenant during or after the expiration or earlier determination of the Term and

         4.20.3 procuring the remedying of any breach of covenant on the part of the Tenant or any sub-tenant or their respective predecessors in title contained in this Lease

         4.20.4 every application made by the Tenant for a consent or licence required by the provisions of this Lease whether such consent or licence is granted or refused or proffered subject to any qualification or condition or whether the application is withdrawn

4.21     NEW GUARANTOR

         To notify the Landlord within twenty eight days if:-

         4.21.1 any Guarantor being an individual (or if individuals any one of them) shall become bankrupt or shall make any assignment for the benefit of or enter into any arrangement with his creditors either by composition or otherwise or have any distress or other execution levied on his goods or have a receiver appointed under the Mental Health Act 1983

         4.21.2 any Guarantor being an individual (or if individuals any one of them) shall die

         4.21.3 any Guarantor being a body corporate (or if bodies corporate any one of them) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or has any distress or other execution levied on its goods or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation and in any such case if the Landlord so requires then at the Tenant's expense within twenty eight days of such requirement to procure that some other person or persons or body or bodies corporate reasonably acceptable to the Landlord shall execute a guarantee in the terms of
         Schedule 2 with such amendments as the Landlord shall reasonably require in the circumstances

4.22     INDEMNITY

         To keep the Landlord indemnified from and against all loss damage actions proceedings claims demands costs and expenses of whatsoever nature and whether in respect of any injury to or the death of any person or damage to any property movable or immovable or otherwise howsoever arising directly or indirectly from the repair or the state of repair or condition of the Premises or from any breach of covenant on the part of the Tenant herein contained or from the use of the Premises or out of any works carried out at any time during the Term to the Premises or out of anything now or during the Term attached to or projecting from the Premises or as a result of any act neglect or default by the Tenant or by any sub-tenant or by their respective servants agents licensees or invitees

4.23     YIELD UP

         At the expiration or sooner determination of the Term:

         4.23.1 quietly to yield up the Premises to the Landlord with vacant possession in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on its part herein contained (trade or tenant's fixtures and fittings only excepted)

         4.23.2 if so required by the Landlord to remove all fixtures and fittings installed in the Premises during the Term

         4.23.3 to make good to the reasonable satisfaction of the Landlord all damage caused as a result of the removal by the Tenant of any fixtures and fittings

         4.23.4 to remove all signs and nameplates indicating the connection or former connection of the Tenant with the Premises

4.24     VAT

         4.24.1 To pay to the Landlord by way of additional rent such VAT as may be or become payable in respect of the rents reserved by and other monies payable under and the consideration for all taxable supplies received or deemed to be received by the Tenant under or in connection with this Lease

         4.24.2 In every case where the Tenant has agreed to reimburse or indemnify the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Lease to reimburse in addition any VAT paid by the Landlord on such payment

         4.25     OBSERVE COVENANTS

                  To observe and perform the agreements covenants and stipulations (if any) referred to in Part 4 of Schedule 1 so far as any of the same are still subsisting and capable of taking effect and relate to the Premises and to keep the Landlord indemnified against all actions proceedings costs claims demands and liability in any way relating thereto

5.       LANDLORD'S COVENANT

         The Landlord hereby covenants with the Tenant that the Tenant paying the rents and other monies hereby reserved and performing and observing the covenants conditions and agreements on the part of the Tenant herein contained the Tenant may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord

6.       INSURANCE

         6.1      LANDLORD'S OBLIGATIONS

                  The Landlord (for so long as and to the extent that the Landlord has an insurable interest in the Premises) hereby covenants with the Tenant as follows:-

                   6.1.1 Save to the extent that any insurance shall be vitiated by any act neglect default or omission of the Tenant or any sub-tenant or their respective servants agents licensees or invitees the Landlord will insure or cause to be insured the Premises against loss or damage by the Insured Risks in a sum equal to the likely cost of completely rebuilding reinstating and replacing the same (taking into account estimated increases in building costs) together with the cost of demolition shoring hoarding and removal of debris and a proper provision for professional fees in respect of rebuilding and reinstating together in each case with VAT and against Loss of Rent

                   6.1.2 If reasonably so required by the Tenant produce to the Tenant from time to time reasonable evidence of the terms of the Landlord's policy of insurance and the fact that the policy is subsisting and in effect

                   6.1.3 In case of damage or destruction to the Premises by any of the Insured Risks to expend when lawful so to do all monies received by the Landlord (other than in respect of rent and fees) under the Landlord's insurance in or towards reinstating such damage or destruction so far as practicable but if reinstatement as aforesaid shall not be permitted or possible or shall be frustrated the insurance monies shall belong to the Landlord absolutely provided always that in such circumstances the Landlord may at its option replace the building or buildings originally comprised within the Premises by a building or buildings generally similar in concept thereto and (having regard to the then principles of good estate planning) of a similar order and size and being in or about the same position or positions as its or their predecessor or predecessors

         6.2      TENANT'S OBLIGATIONS

                  The Tenant hereby covenants with the Landlord as follows:-

                  6.2.1     To pay to the Landlord on demand:-

                            6.2.1.1 all premiums from time to time payable by the Landlord for insuring the Premises against loss or damage by the Insured Risks in accordance with Clause 6.1 and

                            6.2.1.2 all premiums from time to time payable by the Landlord for insuring Loss of Rent and

                            6.2.1.3 any excess deducted by insurers in respect of any claim relating to the Premises and

                  6.2.2 Save as required by Clause 6.2.7 not to effect any separate insurance of the Premises against loss or damage by any of the Insured Risks but if the Tenant shall become entitled to the benefit of any insurance on the Premises then the Tenant shall apply all monies received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

                  6.2.3 Not to carry on upon the Premises any trade business or occupation in any manner or do any other thing which in the reasonable opinion of the Landlord may make void or voidable any policy for the insurance of the Premises or any adjoining or neighbouring property against any risk for the time being required by the Landlord to be covered or render any increased or extra premium payable for such insurance (without in the latter event first having paid every such increased or extra premium) and to pay to the Landlord on demand any increased premiums payable in respect of the Premises or any adjoining or neighbouring premises arising by reason of the Premises being unoccupied

                  6.2.4 To carry out in accordance with the directions of the Landlord all such works as may be required by it for the better protection of the Premises and to comply with the requirements of the Landlord's insurers in respect of the Premises

                  6.2.5 In the event of the Premises or any part thereof being destroyed or damaged by any peril whatsoever to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant stating whether and to what extent such destruction or damage was brought about directly or indirectly by any of the Insured Risks

                  6.2.6 In the event of the Premises or any adjoining or neighbouring premises of the Landlord or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may be) the irrecoverable portion of the cost (including professional and other fees and VAT) of completely rebuilding and reinstating the same

                  6.2.7 To insure and keep insured in the joint names of the Landlord and the Tenant all the plate glass (if any) forming part of the Premises against breakage or damage for a sum not less than the full reinstatement value thereof for the time being in such insurance company of repute and through such agency as shall from time to time be nominated by the Landlord and whenever reasonably required by the Landlord to produce the said policy of insurance or a copy thereof (and if requested to leave a copy thereof with the Landlord) and the receipt for the current year's premiums and forthwith to lay out all monies received under such insurance and such other money as may be necessary in reinstating the glass with glass of the same quality and thickness

                  6.2.8 To make up out of its own money any deduction in any insurance monies paid by the Landlord's insurers made as a result of the faulty repair or maintenance of the Premises

         6.3      ABATEMENT OF RENT

                  If the Premises or any part thereof shall be destroyed or damaged by any Insured Risk so as to be unfit for occupation or use then save to the extent that the insurance of the Premises shall have been vitiated by any act neglect default or omission of the Tenant or any sub-tenant or their respective servants agents licensees or invitees the rent first hereinbefore reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion if it cannot be agreed to be determined by a single arbitrator to be appointed on the application of either party by the President for the time being (or other next senior officer available) of the Royal Institution of Chartered Surveyors whose decision shall be final and binding) shall be suspended until the Premises or the damaged portion thereof shall have been reinstated or made fit for occupation and use or (if earlier) until the insurance effected or caused to be effected by the Landlord in respect of Loss of Rent shall be exhausted

         6.4      COMMISSIONS

                  All monies payable by the Tenant under Clause 6.2 shall be paid without deduction of any agency or other commission paid or allowed to the Landlord in respect thereof or otherwise which the Landlord shall be entitled to retain for the Landlord's own benefit free of any obligation to bring the same into account under this Lease

7.       PROVISOS

         Provided always and it is hereby agreed and declared as follows:-

         7.1      FORFEITURE

                  If and whenever:-

                  7.1.1 the rents hereby reserved or any part thereof shall be in arrear or unpaid for the space of fourteen days after the same shall have become due (whether formally demanded or not); or

                  7.1.2 there shall be any other breach non-performance or non-observance of any of the covenants and conditions herein contained and on the part of the Tenant or the Guarantor to be observed or performed; or

                  7.1.3 the Tenant or the Guarantor enters into an arrangement or composition for the benefit of its creditors; or

                  7.1.4 the Tenant or the Guarantor has any distress or other execution levied on its goods; or

                  7.1.5 the Tenant or the Guarantor (being in either case an individual) commits an act of bankruptcy or has an administration order made in respect of it or appears unable to pay its debts within the meaning of Section 268 of the Insolvency Act 1986; or

                  7.1.6 the Tenant or the Guarantor (being in either case a body corporate) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation or appears unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 then and in any such case it shall be lawful for the Landlord or any person authorised by the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely determine without prejudice to any right or remedy of the Landlord in respect of any breach of the Tenant's or the Guarantor's covenants contained in this Lease

         7.2      EXCLUSION OF USE WARRANTY

                  Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for any purpose whatsoever under the Planning Acts now or from time to time in force (including the Permitted Use) or that the Premises are or will remain otherwise fit for any such use

         7.3      VAT

                  Except where otherwise expressly stated in this Lease all rent money or other consideration in respect of supplies for VAT purposes received or deemed to be received by the Tenant under or in connection with this Lease is exclusive of VAT

         7.4      SERVICE OF NOTICES

                  Any notice required to be served under this Lease shall be in writing and shall be properly served if it complies with the provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or Section 23 of the Landlord and Tenant Act 1927 and in addition any notice shall be sufficiently served if sent by facsimile transmission to the party to be served and service shall be deemed to be made on the date of transmission if transmitted before 4.00 p.m. on the date of transmission but otherwise on the next day

         7.5      DEVELOPMENT OF NEIGHBOURING PREMISES

                  The Landlord shall be entitled to carry out or permit the development of any adjoining or neighbouring premises and to build on or into any boundary wall of the Premises or to re-route any services in the Premises without payment of compensation to the Tenant for any damage or otherwise notwithstanding that the access of light or air to the Premises may thereby be diminished or otherwise interfered with provided that nothing shall adversely affect the Tenant's use and occupation of the Premises for the Permitted Use.

         7.6      COMPENSATION

                  Any statutory right of the Tenant or any sub-tenant to claim compensation from the Landlord on vacating the Premises shall be excluded as far as the law allows

         7.7      IMPLIED EASEMENTS

                  The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease

         7.8      DISPUTES WITH ADJOINING OCCUPIERS

                  Any dispute arising as between the Tenant and the lessees tenants or occupiers of adjoining or neighbouring premises belonging to the Landlord relating to any easement right or privilege in connection with the Premises or relating to the party or other walls of the Premises or as to the amount of any contribution towards the expenses of works to services or matters used in common shall in the first instance be referred to the Landlord without excluding the right of the Tenant to resolve the dispute in any way which shall be legally available to them,

         7.9      TENANT'S EFFECTS

                  The Tenant hereby irrevocably appoints the Landlord to be its agent to store or dispose of any effects left by the Tenant provided always that the Landlord shall allow the Tenant access at reasonable times to remove any such effects on the Premises for more than seven days after the termination of this Lease (whether by effluxion of time or otherwise) on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant save to account for the net proceeds of sale less the cost of storage (if any) and any other expenses reasonably incurred by the

                  Landlord and hereby agrees to indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

         7.10     LANDLORD'S LIABILITY

                  7.10.1 The Landlord shall not be liable to the Tenant in respect of any failure of the Landlord to perform any of the Landlord's obligations to the Tenant under this Lease whether express or implied unless and until the Tenant has notified the Landlord or the Landlord otherwise has knowledge of the facts giving rise to the failure and the Landlord has failed within a reasonable time to remedy the same

                  7.10.2 Any person undertaking an obligation under or by virtue of this Lease which is a landlord covenant for the purposes of the 1995 Act does so only in respect of the period of time during which the reversion immediately expectant upon the determination of the Term is vested in such person and not further or otherwise

         7.11     NO WAIVER

                  7.11.1 No demand for or receipt or acceptance of any part of the rents hereby reserved or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence

                  7.11.2 The return to the Tenant of any rents or other monies paid by banker's standing order or direct debit as soon as reasonably practicable after receipt shall be treated as a refusal by the Landlord to accept the same and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such receipt as a defence

         7.12     JURISDICTION

                  7.12.1 This Lease is and shall be governed by and construed in all respects in accordance with the laws of England

                  7.12.2 The Tenant hereby submits to the non exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise hereunder and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and for the purpose of Order 10 Rule 3 of the Rules of the Supreme Court of England (or any modification or re-enactment thereof) the Tenant hereby irrevocably agrees that any process or proceedings hereunder (whether of a judicial or quasi judicial nature) may be served on it by leaving a copy thereof either at the address of any person registered with the Registrar of Companies pursuant to Part XXIII of the Companies Act 1985 (or any modification or re-enactment thereof) as being resident in Great Britain and authorised to accept on behalf of the Tenant service of process and proceedings and any notices required to be served on the Tenant or at the Premises

         7.13     STATUS OF LEASE

                  For the purposes of the 1995 Act this Lease is a new tenancy

         7.14     STAMP DUTY

                  It is hereby certified that there is no agreement for lease to which this Lease gives effect

8.       TENANT'S OPTIONS TO DETERMINE

         8.1 If the Tenant shall not have exchanged and completed a lease of the Additional Premises upon substantially the same terms and conditions as contained in this Lease the Tenant shall be entitled on giving not less than six months notice in writing to the Landlord to terminate this Lease on [ ] 2003 ("First Termination Date") and provided that up to the First Termination Date the Tenant shall have paid the rents hereby reserved this Lease shall absolutely cease and determine on the First

                  Termination Date without prejudice to any right or remedy of the Landlord in respect of any antecedent breach by the Tenant of the provisions of this Lease

         8.2 The Tenant shall be entitled by giving not less than six months notice in writing to the Landlord to terminate this Lease on [ ] 2008 ("Second Termination Date") and provided that up to the Second Termination Date the Tenant shall have paid the rents hereby reserved this Lease shall absolutely cease and determine on the Second Termination Date but without prejudice to any right or remedy of the Landlord in respect of any antecedent breach by the Tenant of the provisions of this Lease

9.       SURRENDER

         9.1 If the Tenant shall have exchanged and completed a lease of the Additional Premises on or before the third anniversary of the date hereof upon substantially the same terms and conditions as contained in this Lease the Tenant shall (subject to the provisions of this Clause 9) be entitled by giving not less than 6 months notice in writing to the Landlord to surrender its interest in that part of the Property shown hatched red on the Plan ("SURRENDERED PREMISES") on the date specified in the said notice ("SURRENDER DATE").

         9.2 The Tenant shall on the Surrender Date surrender all its estate interest and rights in the Surrendered Premises by executing and delivering to the Landlord a deed of surrender (such deed to be in the form of the draft deed annexed hereto) to the intent that the residue of the term granted by this Lease shall in so far as it relates to the Surrendered Premises merge and be extinguished in the reversion immediately expectant on the term granted by this Lease.

         9.3 The Landlord agrees that they will immediately accept the surrender by executing and delivering to the Tenant a counterpart of a deed in the form of the draft deed annexed hereto.

         9.4      With effect from the Surrender Date paragraph 3 of Part 2 of
                  Schedule 1 of this Lease shall be varied by the deletion of the words "... the car parking spaces immediately to the front of the Premises ..." and the substitution therefor of the words "... 56 car parking spaces on the Estate from time to time allocated to the

                  Tenant ..." and save as thereby varied the Lease shall continue in full force and effect

10.      TENANT'S OPTION TO ACQUIRE REVERSIONARY LEASE

         10.1 In this Clause 10 the following expressions (where the context so admits) shall have the following meanings:-

                  10.1.1    "OPTION" means the option created by this Clause 10

                  10.1.2 "OPTION NOTICE" means a notice exercising the Option duly served in accordance with Clause 10.3

                  10.1.3 "OPTION PERIOD" means the period commencing on 2008 and expiring on 2008

                  10.1.4 "GENERAL CONDITIONS" means the Law Society's General Conditions of Sale (1984 Revisions)

                  10.1.5 "PURCHASE PRICE" means the price of the Premises to be agreed or determined in accordance with Clause 10.4

                  10.1.6 "REVERSIONARY LEASE" means a lease of the Premises in such form as the Landlord may require and which shall contain such provisions and covenants binding on the Tenant and their respective successors in title as the Landlord shall properly require to reflect:-

                            10.1.6.1 an ongoing service charge commitment equivalent to that contained in this Lease; and

                            10.1.6.2 such covenants easements rights exceptions and reservations which the Landlord considers are proper and necessary and/or so as to reflect the rights exceptions and reservations contained in this Lease

         10.2 The Landlord hereby grants to the Tenant the Option to purchase the Reversionary Lease of the Premises from the Landlord for the Purchase Price

         10.3 The Option shall be exercisable by the Tenant serving on the Landlord written notice to that effect at any time during the Option Period (time to be of the essence)

         10.4

                  10.4.1 The Purchase Price may be agreed by the Landlord and the Tenant and both parties must use their reasonable endeavours to reach such agreement

                  10.4.2 If agreement has not been reached within one month from the service of the Option Notice then an independent Surveyor may be appointed to determine the value of the Reversionary Lease of the Premises at the date of service of the Option Notice assuming vacant possession or with the benefit of any sub-tenancies (whichever shall produce the greater value) the appointment to be made by agreement between the parties or in the absence of agreement by the President for the time being of the Royal Institution of Chartered Surveyors or any other person authorised by him to make appointments on his behalf at the request of either the Landlord or the Tenant

                  10.4.3 The determination of the independent Surveyor who must act as an expert and not as an arbitrator is both final and binding on the Landlord and the Tenant and his fees and expenses including the cost of his appointment must be borne equally by them.

         10.5 Forthwith upon the service of the Option Notice there shall be deemed to subsist an agreement for grant of the Reversionary Lease of the Premises by the Landlord to the Tenant at the Purchase Price on the terms and conditions hereinafter contained

                  10.5.1 Completion of the grant of the Reversionary Lease by the Landlord to the Tenant is to take place 30 days after the ascertainment of the Purchase Price in accordance with Clause 10.4

                  10.5.2 On completion the Tenant must pay to the Landlord the Purchase Price plus VAT (if applicable at the rate then in force) together with all rents and other sums due and payable under this Lease up to the date of completion

                  10.5.3 The Landlord's title to the Premises is registered (together with other land) with title absolute under Title Number CE 115944 and CE 101581 and such title shall be deduced in accordance with Section 110 of the Land Registry Act 1925

                  10.5.4 The Reversionary Lease shall be granted subject to and with the benefit of this Lease to the intent that the same shall merge and be extinguished in the reversion

                  10.5.5 The General Conditions shall be deemed to be incorporated into the agreement so constituted so far as they relate to a sale by private treaty and are varied by and are not inconsistent with the other provisions hereof and for the purposes of:-

                            10.5.5.1  GENERAL CONDITION 1(b)

                                      The contract rate is 4% per annum above
                                      the base lending rate from time to time of Barclays Bank Plc

                            10.5.5.2  GENERAL CONDITION 21

                                      The contractual completion date is the
                                      completion date specified in Clause 10.5.1

                            10.5.5.3  GENERAL CONDITION 21(5)(a)

                                      The latest time for payment of the money due on the completion date is 1.00 p.m.

                            10.5.5.4 Completion shall take place at the offices of the Landlord's solicitors or such other place as the Landlord may reasonably require and General Condition 21(1) shall be varied accordingly

                            10.5.5.5 (Without prejudice to the right of the Landlord to claim compensation and/or interest) where the Tenant is in default (as defined in General Condition 22(1)(b) the apportionment day for the purpose of General Condition 19(1)(a) shall (if the Landlord so elects) be the date of completion

                            10.5.5.6  General Conditions 4, 5(1), 12, 13, 14,
                                      15, 16(1), 17(3), 21(2)(d) and 25 shall
                                      not apply to this agreement

         10.6 The Option is to be of no effect if the Tenant fails to protect it by notice caution or other appropriate under the Land Registration Act 1925 within one month from the date of this document

         10.7 The Landlord irrevocably appoints the Tenant as its attorney for the purpose of ensuring that the contract that will result from the exercise of the Option complies with the requirements of Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989

         10.8 If the Option shall not be duly exercised within the Option Period this Clause 10 shall cease and determine and the Tenant shall forthwith cancel any entry made in respect of the Option in any register

                                   SCHEDULE 1

                                     PART 1

                                   (PREMISES)

All those land and buildings situate at and known as Units A and D Sovereign Park Brenda Road Hartlepool shown for the purpose of identification only edged red on the Plan
                                     PART 2

                         (EASEMENTS AND RIGHTS GRANTED)

1. The right for the Tenant and the occupiers of the Premises and all others duly authorised by them in common with the Landlord and all others having the like right at all times and for all purposes to pass and repass with or without vehicles to and from the Premises over and along the Access Road

2. The free and uninterrupted passing and running of water soil gas telephone electricity telecommunications and all other services and supplies from and to the Premises through all

         Conduits which are or may hereafter during the Term be in on under or over the Estate and serve the Premises

3. The right to use the car parking spaces immediately to the front of the Premises for the purpose only of the parking of motor cars belonging to the Tenant or its employees with appropriate rights of access to and from such car parking spaces provided that the position of the parking spaces may be varied by the Landlord if so required

4. The right to use such service areas as the Landlord shall designate from time to time for loading and unloading of goods to and from the Premises

                                     PART 3

                          (EXCEPTIONS AND RESERVATIONS)

Excepting and reserving in favour of the Landlord and its tenants agents and licensees and those authorised by the Landlord and all other persons who now have or may hereafter be granted similar rights:-

1. the full free and uninterrupted passage and running of water soil gas telephone electricity telecommunication and all other services and supplies of whatsoever nature from and to the adjoining or neighbouring property of the Landlord through such of the Conduits serving such adjoining or neighbouring property which are or may hereafter during the Perpetuity Period be in on under or over the Premises and the right of entry onto the Premises for the purpose of inspecting repairing renewing relaying cleansing maintaining and connecting up to any such existing or future Conduits

2. the right at reasonable times and upon reasonable notice (except in cases of emergency) to enter and remain upon the Premises with all necessary tools appliances and materials for the purpose of repairing altering or rebuilding the adjoining or neighbouring property of the Landlord

3. the right to erect or to consent hereafter to any person erecting a new building or to alter any building for the time being on the adjoining or neighbouring property of the Landlord in such manner as the Landlord or the person or persons exercising such right may think fit and notwithstanding that such alteration or erection may diminish the access of light and air enjoyed by the Premises and the right to deal with the adjoining or neighbouring property of the Landlord as it may think fit

4. the right to erect scaffolding for the purpose of repairing cleaning rebuilding renewing or altering any buildings which now or may at any time during the Term be on the adjoining or neighbouring property of the Landlord notwithstanding that such scaffolding may restrict the access to or enjoyment and use of the Premises

5. the right for the Landlord and those authorised by the Landlord to enter the Premises for the purposes and in the manner mentioned in this Lease

                                     PART 4

                   (MATTERS TO WHICH THE PREMISES ARE SUBJECT)

The entries contained in the Property and Charges Register of Title Numbers CE115944 CE132524 CE130512 CE147226 and CE147277 (excluding all mortgages and other similar financial charges) insofar as the same relate to or affect the Premises.

                                   SCHEDULE 2

                              GUARANTEE PROVISIONS

1. That the Tenant will at all times during the period in respect of which the Tenant is liable under the covenants herein contained pay the rents reserved by this Lease on the days and in manner herein provided for and will duly observe and perform all the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed and that if the Tenant shall during such period default in any respect to pay the said rents or any of them in the manner aforesaid or to observe and perform the said covenants and conditions or any of them the Guarantor will on demand fully observe perform and discharge the same and without prejudice to the generality of the foregoing the Guarantor hereby further covenants by way of primary obligation and not merely liability as a guarantor or merely collateral to that of the Tenant to pay and make good to the Landlord forthwith on demand any losses costs damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Tenant in respect of any of its obligations under the terms and provisions of this Lease during the said period or in respect of any judgment or order made against the Tenant during the said period and any neglect or forbearance on the part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the said agreements provisions and conditions (other than a release given under seal) and (subject to the provisions of the 1995 Act) any variation of the terms of this Lease shall not release the Guarantor from its liability under the agreements or guarantee on its part contained in this Lease

2.       That if during such period as aforesaid:-

         2.1 the Tenant shall go into liquidation and the liquidator disclaims this Lease or

         2.2 the Tenant is dissolved or struck off the register and the Crown disclaims this Lease or

         2.3 the Tenant ceases for any reason to be or to remain liable under this Lease or to maintain its corporate existence (otherwise than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over all the liabilities of the Tenant under this Lease) or

         2.4 this Lease shall be forfeited or otherwise prematurely determined the Landlord may within six months following any such event by notice in writing require the Guarantor to enter into a lease in the like form as this Lease for the residue of the Contractual Term unexpired at the date of such event (or which but for any such disclaimer forfeiture or other event would have remained unexpired) but with the Guarantor as tenant thereunder at the same rents and subject to the like covenants provisions and conditions as are herein contained as a substitute in all respects for the Tenant under this Lease and so that the Review Date thereunder shall occur on the same date as the Review Date hereunder shall occur or would but for any such disclaimer forfeiture or other event have occurred (the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer forfeiture or other event) and the Guarantor shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Guarantor as tenant shall pay the first instalments of the rents due

3. That if the Landlord shall not require the Guarantor to take a new lease the Guarantor shall nevertheless in addition and without prejudice to the Guarantor's other obligations under this Lease upon demand pay to the Landlord a sum equal to the rents and all other sums that would have been payable under this Lease at the times and in the manner at and in which the same would have been so payable in respect of the period of twelve months from and including the date of disclaimer or forfeiture or (if sooner) until the Landlord shall have granted a lease of the Premises to a third party

4. That the Guarantor shall be jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfilment of all the Tenant's covenants conditions and other provisions contained in this Lease and the Landlord in the enforcement of its rights may proceed against the Guarantor as if the Guarantor was named as the Tenant in this Lease

5. That the Guarantor waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy of any kind which may be available to the Landlord before proceeding against the Guarantor

6. That the Guarantor shall not claim in any liquidation bankruptcy administration receivership composition or arrangement of the Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy administrator administrative receiver or supervisor of the Tenant and shall hold for the sole benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant while any liabilities of the Tenant or the Guarantor to the Landlord remain outstanding

7. That this guarantee shall subsist for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment of it

                                   SCHEDULE 3

                 REQUIREMENTS OF AUTHORISED GUARANTEE AGREEMENT

1. The agreement shall be prepared by the Landlord's solicitors at the expense of the Tenant and shall be executed and take effect as a deed

2. The agreement shall contain a clause to the effect that insofar as any provision of the agreement would prevent it being an authorised guarantee agreement within the meaning of the 1995 Act the agreement shall be read and construed and shall take effect as though that provision had not been included

3. In the agreement the Tenant shall covenant with the Landlord for the benefit of the Landlord and its successors in title and assigns the owners for the time being of the reversion immediately expectant upon the determination of the Term and those entitled to the benefit of the agreement by virtue of the 1995 Act that:-

         3.1 at all times during the period ("RELEVANT PERIOD") beginning with the date on which the assignment of this Lease to the proposed assignee ("ASSIGNEE") takes effect and ending when the Assignee is released by virtue of Section 5 of the 1995 Act from observance and performance thereof the Assignee will duly observe and perform all the terms conditions and covenants which by reference to the tenancy created by this Lease are tenant covenants within the meaning of the 1995 Act ("RELEVANT COVENANTS")

         3.2 if the Assignee shall default in any respect duly to observe and perform the Relevant Covenants or any of them the Tenant will on demand fully observe perform and discharge the same

         3.3 if the Assignee (being a corporation) shall go into liquidation and the liquidator disclaims this Lease or is dissolved or struck off the register and the Crown disclaims this Lease or (being an individual) shall become bankrupt and the trustee in bankruptcy disclaims this Lease the Landlord may within six months following any such event by notice in writing require the Tenant to enter into a lease in the like form as this Lease for the residue of the Contractual Term unexpired at the date of such event (or which but for any such disclaimer would have remained unexpired) but with the Tenant as tenant thereunder at the same rents and subject to the like covenants provisions and conditions as are applicable thereto at the date of such event as a substitute in all respects for the Assignee and so that every Review Date thereunder shall occur on the same date as every Review Date under this Lease shall occur or would but for any such disclaimer have occurred (the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer) and the Tenant shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Tenant as tenant under the new lease shall pay the first instalments of the rents due thereunder and the Landlord's solicitors proper and reasonable costs of and in connection with the preparation and completion of such new lease

4. Without prejudice to the generality of the foregoing the Tenant shall further covenant with the Landlord by way of primary obligation and not merely as a guarantor of or collateral to the liability of the Assignee to pay and make good to the Landlord forthwith on demand any losses costs damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Assignee in respect of any of its obligations under the Relevant Covenants during the Relevant Period

5. The agreement shall contain an agreement and declaration to the effect that any neglect or forbearance on the part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the Relevant Covenants (other than a release given under seal) and (subject to the provisions of the 1995
         Act) any variation of the terms of the Lease shall not release the Tenant from its liability under the covenants or guarantee to be entered into by it in the agreement

                                   SCHEDULE 4

                                     PART 1

                               ("SERVICE CHARGE")

1. In this Schedule the following expressions shall have the following meanings:-

         1.1 "SERVICE CHARGE" means the due proportion of the Service Costs which is attributable from time to time to the Premises in accordance with this Schedule

         1.2 "SERVICE CHARGE PERIOD" means a period of 12 months ending on 31st December in any year or such other period as the Landlord may at its discretion from time to time determine and notify in writing to the Tenant

         1.3 "SERVICE COSTS" means the total costs in any Service Charge Period beginning or ending during the Term of providing the Services and defraying the costs and expenses relating and incidental thereto in accordance with this Schedule

         1.4 "SERVICES" means the services referred to in part 2 of this Schedule or such of them as shall from time to time be provided or undertaken by the Landlord

2. In calculating the due proportion of the Service Costs attributable to the Premises the Landlord shall have regard to the relationship between the total floor area of the Premises and the total floor area of the Estate let or capable of being let by the Landlord but the Landlord shall be entitled to adopt such alternative fair and reasonable method of computation as it may decide and if having regard to the nature of expenditure incurred or to the nature of the premises in or forming part of the Estate benefited thereby or otherwise it shall be inappropriate to apportion the Service Costs or any item therein on such basis as aforesaid the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the due proportion of the Service Costs to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate attributing the whole of any such expenditure or item of expenditure to the Premises)

3.       The Service Charge shall be paid in manner following:-

         3.1 The Landlord shall be entitled to estimate the amount of the Service Charge for any Service Charge Period and if the Landlord so requires the Tenant shall pay in advance on account of the Service Charge for that Service Charge Period the amount provisionally so estimated by the Landlord by equal advance payments on each of the Rent Days during the Service Charge Period the first such payment to be made on the date of this Lease being an apportioned sum in respect of the period from the commencement date of the Term until the day preceding the Rent Day next following the date of this Lease

         3.2 The Service Charge shall be deemed to accrue on a day to day basis in order to ascertain the yearly rate thereof and for the purpose of apportionment in respect of any periods of other than one year

         3.3 The Landlord shall as soon as practicable after the end of each Service Charge Period prepare or cause to be prepared and submitted to the Tenant a statement showing the Service Costs and the Service Charge for the Service Charge Period then ended and upon such statement being certified by the Landlord the same shall be final and binding on the Tenant

         3.4 If the amount of the Service Charge for the Service Charge Period shall exceed the aggregate of the amounts paid on account thereof for that period the amount of the excess shall be due forthwith on demand from the Tenant but if it shall be less the amount of the overpayment shall be credited to the Tenant against the next quarterly payment of rent and/or Service Charge or (if the Term shall have come to an end) shall be repaid to the Tenant

         3.5 If the Landlord shall make any change to a Service Charge Period such adjustments and apportionments shall be made as shall be fair and reasonable for the purpose of computing the Service Charge

         3.6 The provisions of this paragraph shall continue to apply notwithstanding the expiry or sooner determination of this Lease in respect of any Service Charge Period then current

         3.7 If the Landlord shall incur expenditure forming part of the Service Costs which either is in respect of a matter which has not been taken into account in arriving at the provisional assessment of the Service Charge for that period or is of an amount materially greater than has been allowed in arriving at such provisional assessment the Landlord shall be entitled to recover from the Tenant the due proportion of the whole of such expenditure on the Rent Day next following such expenditure being incurred by the Landlord

4.       In calculating the Service Costs:-

         4.1 the Landlord may include all VAT at the applicable rate incurred or paid by the Landlord in respect of any expenditure in connection with the Services or any of them save to the extent that the same is recovered by the Landlord as input tax

         4.2 the Landlord may include all costs incurred in taking any steps deemed desirable or expedient by the Landlord for complying with or making any representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning compulsory purchase public health highways streets drainage or other matters relating to or allegedly relating to the Estate for which no tenant of the Estate is directly liable under any lease of any part of the Estate

5. The Landlord shall be entitled to include in the Service Costs a reasonable fee for itself or the cost of employing managing agents for the carrying out and provision of the Services in accordance with this Schedule

6. The Tenant shall not be entitled to object to the Service Charge or any item comprised in the Service Costs or otherwise on any of the following grounds

         6.1 the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Service Costs for any preceding Service Charge Period

         6.2 that any item of the Service Costs might have been provided or performed at a lower cost provided always the Landlord shall have acted in accordance with the principles good estate management

         6.3 disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord acts reasonably and in good faith and in the absence of manifest error

         6.4 the manner in which the Landlord exercises its discretion in providing the Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management

         6.5 the employment of managing agents or contractors to carry out and provide on the Landlord's behalf the Services in accordance with this Schedule

                                     PART 2

                                  ("SERVICES")

1. The costs of and incidental to the installation inspection repair maintenance renewal lighting (including the installation of new lighting) and cleaning of the Estate (including without prejudice to the generality of the foregoing all roads car parks loading bays party walls party structures party fences walls fences signs stairways paths pavements yards gardens landscaped areas open spaces the Conduits air conditioning equipment sprinkler systems fire alarms smoke detectors lightning protectors fire fighting equipment hoist cradles gantries generators and other plant machinery and equipment in or about the Estate) and all other things the use of which is common to the Premises and other premises near or adjoining thereto (whether or not under the ownership or control of the Landlord) and including (for the avoidance of doubt) the Access Road.

2. Insuring the Landlord against property owners liability third party liability and employers liability in respect of the Estate and such other risks perils and contingencies as the Landlord in its absolute discretion shall from time to time deem necessary or expedient

3. Discharging all charges assessments and outgoings (including meter charges) for water electricity fuel telephone and public and other statutory utilities consumed on the Estate or used in connection with the provision of any of the services referred to in this part of this Schedule

4. Paying any existing or future taxes rates charges duties assessments impositions and outgoings whatsoever in respect of the Estate

5. Collecting and disposing of normal refuse from the Estate (including those parts thereof as are let or are capable of being let) and the provision repair maintenance and renewal of plant and equipment for the collection treatment packaging or disposing of refuse

6. Providing operating maintaining repairing renewing and replacing such security systems for the Estate as the Landlord shall in its absolute discretion from time to time determine

7. Providing maintaining replacing and renewing any notice boards or direction signs and the like on the Estate

8. Providing and maintaining (at the Landlord's absolute discretion) plants shrubs trees garden or grassed areas or landscaped areas and floral decorations on the Estate and keeping the same properly maintained and cultivated

9. Employing such staff and personnel as the Landlord shall think fit for the management of the Estate (including without prejudice to the generality of the foregoing the provision of cleaning security and horticultural services) and so that the costs of such employment shall include not only all such direct costs incurred but also the provision of uniforms the payment of national insurance contributions and other government levies by reference to employment of personnel the provision of pensions and payment of training and industrial levies and redundancy payments and any other expenses ancillary to the employment of personnel in connection with the provision of these services

10. Providing repairing maintaining renewing and replacing such plant machinery equipment and materials as the Landlord may reasonably require for the proper provision or supply of the services from time to time provided or supplied in accordance with this Schedule

11. Employing and paying the fees of any agents retained by the Landlord to manage the Estate and collect the rents thereof (including the preparation of accounts in relation to the Service Charge) and the fees and charges of any accountant surveyor or other professional adviser employed to certify any matter or thing requiring to be certified for the purpose of any of the provisions of this Schedule

12.      "DELETED"

13. Such other services as the Landlord may reasonably require for the benefit and more efficient management use and promotion of the Estate and the comfort and convenience of the generality of the tenants on the Estate


                                     ( EXECUTED (but not delivered until the ( date hereof) as a deed by Spencer
                                     (  Holdings Plc by the affixing of its
                                     (  Common Seal in the presence of:-


                                        /s/ James Spencer
                                        -------------------------------------
                                        Director


                                        /s/ Kate Spencer
                                        -------------------------------------
                                        Secretary








                                     ( EXECUTED (but not delivered until the ( date hereof) as a deed by StarTek Europe ( Limited by the affixing of its Common
                                     (  Seal in the presence of:-


                                        /s/ Michael W. Morgan
                                        -------------------------------------
                                        President



                                        /s/ Dennis M. Swenson
                                        -------------------------------------
                                        Secretary